UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

PTGI HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	46-3968397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 456-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results	of Operations and Financial Condition

On November 8, 2013, PTGi Holding, Inc. (the “Company”) issued a press release announcing the filing of its Form 10-Q for the quarter ended September 30, 2013 with the Securities and Exchange Commission. The text of the press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The information set forth in this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing. The information provided pursuant to this Item 2.02 and the exhibits attached hereto shall instead by deemed “furnished”.

ITEM 3.01 Notice	of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 8, 2013, the Company announced that its Board of Directors has approved a plan to (i) voluntarily delist its common stock from the New York Stock Exchange (the “NYSE”) and (ii) deregister the Company’s common stock under the Exchange Act, and therefore, terminate its obligations to file periodic and current reports with the Securities and Exchange Commission (“SEC”). The Company has submitted written notice to NYSE of its decision to voluntarily delist its common stock and to terminate the registration of its common stock under the Exchange Act.

The Company intends to file a Form 25 with the SEC to affect the voluntary withdrawal of the listing of its common stock from NYSE on or about November 18, 2013. Delisting from NYSE is expected to become effective 10 days after the filing date of the Form 25. Following delisting and provided that the Company continues to meet the applicable legal requirements, it intends to file a Form 15 with the SEC on or about December 3, 2013 to deregister the Company’s common stock under the Exchange Act. The Company expects the termination of registration under the Exchange Act will become effective 90 days after the date of the filing of the Form 15 with the SEC. However, upon filing of the Form 15, the Company’s obligation to file certain reports and forms with the SEC, including Forms 10-K, 10-Q, and 8-K, will immediately be suspended.

A copy of the Company’s press release announcing the Company’s intention to delist and deregister the Company’s common Stock has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Title

99.1	PTGi Holding Announces Initiative to Reduce Costs Through Voluntary NYSE Delisting and SEC Deregistration, PTGi Files Third Quarter 2013 10-Q

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTGi Holding, Inc. (Registrant)

Date: November 8, 2013	By:	/s/ James C. Keeley
	Name:	James C. Keeley Chief Financial Officer